UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2006

Transocean Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Greenway Plaza, Houston, Texas		77046
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 232-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

In connection with the appointment of Steven L. Newman as Transocean Inc.’s (the "Company," "we," "us" or "our") new Executive Vice President and Chief Operating Officer as described in Item 5.02 below, our Executive Compensation Committee ("Committee") approved Mr. Newman’s new base salary of $415,000 and bonus opportunity of 65% of such base salary, effective as of October 18, 2006. The Committee also approved a special bonus of $75,000 for Eric B. Brown, Senior Vice President, General Counsel and Corporate Secretary.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2006, we announced the following changes involving our President and Chief Operating Officer positions, with each appointment effective as of such date:

Jean P. Cahuzac has been named President of Transocean Inc. Robert L. Long, who previously held the position of Chief Executive Officer and President, will continue to serve as our Chief Executive Officer. Mr. Cahuzac, age 52, previously served as Executive Vice President and Chief Operating Officer of the Company beginning in October 2002. Mr. Cahuzac served as our Executive Vice President, Operations from February 2001 until October 2002. Mr. Cahuzac served as President of Sedco Forex from January 1999 until the time of our merger with Sedco Forex, at which time he assumed the positions of Executive Vice President and President, Europe, Middle East and Africa with the Company. Mr. Cahuzac served as Vice President-Operations Manager of Sedco Forex from May 1998 to January 1999, Region Manager-Europe, Africa and CIS of Sedco Forex from September 1994 to May 1998 and Vice President/General Manager-North Sea Region of Sedco Forex from February 1994 to September 1994. He had been employed by Schlumberger since 1979.

Steven L. Newman has been named Executive Vice President and Chief Operating Officer. Mr. Newman, age 42, previously served as Senior Vice President of Human Resources and Information Process Solutions from May 2006 to present and also served as Senior Vice President of Human Resources, Information Process Solutions and Treasury from March 2005 to May 2006. Mr. Newman served as Vice President of Performance and Technology of the Company from August 2003 until March 2005. Mr. Newman served as Regional Manager, Asia Australia from May 2001 until August 2003. From December 2000 to May 2001, Mr. Newman served as Region Operations Manager of the Africa-Mediterranean Region of the Company. From April 1999 to December 2000, Mr. Newman served in various operational and marketing roles in the Africa-Mediterranean and U.K. region offices. Mr. Newman has been employed by the Company since 1994.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transocean Inc.

October 18, 2006	By:	/s/ William E. Turcotte

Name: William E. Turcotte
Title: Vice President, Assistant Secretary